Exhibit 10.1

FORM OF SIPEX VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”) is made and entered into as of May     , 2007 by and between Exar Corporation, a Delaware corporation (“Exar”), and the undersigned stockholder (the “Stockholder”) of Sipex Corporation, a Delaware corporation (“Sipex”).

RECITALS:

A. Exar, Side Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Exar (“Merger Sub”), and Sipex are entering into an Agreement and Plan of Merger of even date herewith (the “Merger Agreement”), which provides for the merger (the “Merger”) of Merger Sub with and into Sipex, pursuant to which all outstanding capital stock of Sipex will be converted into the right to receive shares of capital stock of Exar, as set forth in the Merger Agreement.

B. The Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of such number of shares of the outstanding capital stock of Sipex, and such number of shares of capital stock of Sipex issuable upon the exercise of outstanding options and other rights to acquire Sipex capital stock, as is indicated on the signature page of this Agreement.

C. In consideration of the execution of the Merger Agreement by Exar, the Stockholder (in his or her capacity as such) has agreed to vote the Shares (as defined below) so as to facilitate consummation of the Merger.

NOW, THEREFORE, intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Certain Definitions. Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Merger Agreement. For all purposes of and under this agreement, the following terms shall have the following respective meanings:

(a) “Expiration Date” shall mean the earlier to occur of (i) such date and time as the Merger Agreement shall have been validly terminated pursuant to its terms, or (ii) such date and time as the Merger shall become effective in accordance with the terms and conditions set forth in the Merger Agreement.

(b) “Shares” shall mean: (i) all securities of Sipex (including all shares of capital stock of Sipex and all options, warrants and other rights to acquire shares of capital stock of Sipex ) owned by the Stockholder as of the date of this Agreement, and (ii) all additional securities of Sipex (including all additional shares of capital stock of Sipex and all additional options, warrants and other rights to acquire shares of capital stock of Sipex ) of which the Stockholder acquires beneficial ownership during the period commencing with the execution and delivery of this Agreement until the Expiration Date.

(c) “Transfer.” A Person shall be deemed to have effected a “Transfer” of a security if such Person directly or indirectly (i) sells, pledges, encumbers, grants an option with respect to (including any short sale), establishes an open “put equivalent position” within the meaning of Rule 16a-h under the Exchange Act, transfers or otherwise disposes of such security or any interest therein, (ii) enters into an agreement or commitment providing for the sale of, pledge of, encumbrance of, grant of an option with respect to (including any short sale), establishment of a “put equivalent position” with respect to, transfer of or other disposition of such security or any interest therein, or (iii) enters into any swap or other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequences of ownership of any Shares, whether any such swap or transaction is to be settled by delivery of Shares or other securities, in cash or otherwise.

2. TRANSFER OF SHARES.

(a) Transfer of Shares. The Stockholder hereby agrees that, at all times during the period commencing with the execution and delivery of this Agreement until the Expiration Date, the Stockholder shall not cause or permit any Transfer of any of the Shares to be effected or make any offer regarding any Transfer of any of the Shares; provided, however, that the Stockholder may (i) Transfer Shares to a family member or trust for estate planning purposes, provided that, as a condition to any such Transfer to a family member or trust, the transferee has agreed with Exar in writing to be bound by the terms of this Agreement (including granting a Proxy as contemplated hereby) and to hold such Shares subject to all the terms and provisions of this Agreement, (ii) sell Shares pursuant to the terms of a trading plan adopted pursuant to Rule 10b5-1 under the Exchange Act in effect prior to the date hereof, and (iii) in connection with the exercise of an Sipex Stock Option (cashless or otherwise) in, sell Shares an amount that is sufficient to satisfy the payment of any transaction costs and any Tax liability incurred by such Stockholder in connection with such exercise.

(b) Transfer of Voting Rights. The Stockholder hereby agrees that, at all times commencing with the execution and delivery of this Agreement until the Expiration Date, the Stockholder shall not deposit, or permit the deposit of, any Shares in a voting trust, grant any proxy in respect of the Shares, or enter into any voting agreement or similar arrangement, commitment or understanding in a manner inconsistent with the terms of Section 3 hereof or otherwise in contravention of the obligations of the Stockholder under this Agreement, with respect to any of the Shares.

3. Agreement to Vote Shares. Until the Expiration Date, at every meeting of stockholders of Sipex called with respect to any of the following, and at every adjournment or postponement thereof, and on every action or approval by written consent of stockholders of Sipex with respect to any of the following, the Stockholder shall, or shall cause the holder of record on any applicable record date to, to the extent not voted by the person(s) appointed under the Proxy (as defined in Section 4 hereof), vote the Shares:

(a) in favor of adoption of the Merger Agreement and any action required in furtherance thereof;

(b) against approval of any proposal made in opposition to, or in competition with, consummation of the Merger and the transactions contemplated by the Merger Agreement; and

(c) against any Sipex Acquisition Proposal.

Until the Expiration Date, in the event that any meeting of the stockholders of Sipex is held with respect to any of the foregoing (and at every adjournment or postponement thereof), the Stockholder shall, or shall cause the holder of record of Shares on any applicable record date to, appear at such meeting or otherwise cause his, her or its Shares to be counted as present thereat for purposes of establishing a quorum.

4. Irrevocable Proxy. Concurrently with the execution of this Agreement, the Stockholder agrees to deliver to Exar a proxy in the form attached hereto as Exhibit A (the “Proxy”), which shall be irrevocable to the fullest extent permissible by applicable law, with respect to the Shares.

5. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Exar any direct or indirect ownership or incidence of ownership of or with respect to any Shares. All rights, ownership and economic benefits of and relating to the Shares shall remain vested in and belong to the Stockholder, and Exar shall have no authority to exercise any power or authority to direct the Stockholder in the voting of any of the Shares, except as otherwise specifically provided herein, or in the performance of the Stockholder’s duties or responsibilities as stockholders of Sipex .

6. No Solicitation. The Stockholder hereby represents and warrants that he or she has read Section 5.4 of the Merger Agreement and agrees to be bound by the provisions of such section.

7. Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to Exar that, as of the date hereof and at all times until the Expiration Date:

(a) the Stockholder is (and, except to the extent a Transfer is made pursuant to the proviso in Section 2(a), will be) the beneficial owner of the shares of capital stock of Sipex, and the options, warrants and other rights to purchase shares of capital stock of Sipex, set forth on signature page of this Agreement, with full power to vote or direct the voting of the Shares for and on behalf of all beneficial owners of the Shares;

(b) the Shares are (and will be) free and clear of any liens, pledges, security interests, claims, options, rights of first refusal, co-sale rights, charges or other encumbrances of any kind or nature (each an “Encumbrance”) (other than restrictions on transfer imposed by applicable securities laws);

(c) the Stockholder does not as of the date of this Agreement beneficially own any securities of Sipex other than the shares of capital stock of Sipex, and options, warrants and other rights to purchase shares of capital stock of Sipex, set forth on the signature page of this Agreement;

(d) the Stockholder has (and will have) full power and authority to make, enter into and carry out the terms of this Agreement and the Proxy;

(e) the Stockholder agrees that it will not bring, commence, institute, maintain, prosecute, participate in or voluntarily aid any action, claim, suit or cause of action, in law or in equity, in any court or before any Governmental Entity, which alleges that the execution and delivery of this Agreement by the Stockholder, either alone or together with the other Sipex Voting Agreements and proxies to be delivered in connection with the execution of the Merger Agreement, or the approval of the Merger Agreement by the Board of Directors of Sipex, breaches any fiduciary duty of the Board of Directors of Sipex or any member thereof;

(f) the execution, delivery and performance of this Agreement by the Stockholder does not, and the consummation by the Stockholder of the transactions contemplated hereby will not, result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, modification or acceleration) (whether after the giving of notice of or the passage of time or both) under any Contract to which the Stockholder is a party or which is binding on it, him or her or its, his or her assets and will not result in the creation of any Encumbrance on any of the assets or properties of the Stockholder (other than the Shares), except for such violations, breaches, defaults, terminations, cancellations, modifications, accelerations or Encumbrances as would not reasonably be expected to prevent or materially delay the performance by the Stockholder of any of its obligations under this Agreement;

(g) this Agreement has been duly executed by the Stockholder and constitutes the valid and legally binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, except as enforceability may be limited by bankruptcy and other similar laws and general principles of equity; and

(h) other than filings under the Exchange Act and other than such as, if not made, obtained or given, would not reasonably be expected to prevent or materially delay the performance by Stockholder of any of its obligations under this Agreement, no notices, reports or other filings are required to be made by the Stockholder with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by the Stockholder from, any Governmental Entity or any other Person, in connection with the execution and delivery of this Agreement by the Stockholder.

8. Consent. The Stockholder consents and authorizes Exar and Sipex to publish and disclose in the Proxy Statement (including all documents filed with the SEC in connection therewith) its identity and ownership of the Shares and the nature of its commitments, arrangements and understandings under this Agreement.

9. Legending of Shares. If so requested by Exar, the Stockholder hereby agrees that the Shares shall bear a legend stating that they are subject to this Agreement and to an irrevocable proxy.

10. Termination. This Agreement shall terminate and be of no further force or effect as of the Expiration Date.

11. Miscellaneous.

(a) Waiver. No waiver by any party hereto of any condition or any breach of any term or provision set forth in this Agreement shall be effective unless in writing and signed by the party waiving such condition or breach. The waiver of a condition or any breach of any term or provision of this Agreement shall not operate as or be construed to be a waiver of any other previous or subsequent breach of any term or provision of this Agreement. Any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

(b) Severability. In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

(c) Binding Effect; Assignment. The Stockholder may not assign this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of Exar, and any attempted assignment without such prior written approval shall be void. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

(d) Amendments. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by each of the parties hereto.

(e) Specific Performance; Injunctive Relief. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur to Exar in the event that any of the provisions of this Agreement were not performed by the Stockholder in accordance with their specific terms or were otherwise breached. It is accordingly agreed that Exar shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement by the Stockholder and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

(f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

(g) Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF EXAR OR THE STOCKHOLDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

(h) Entire Agreement. This Agreement and the Proxy (a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and (b) are not intended to confer upon any other Person any rights or remedies hereunder.

(i) Notices. All notices and other communications pursuant to this Agreement shall be in writing and deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, telecopied, sent by nationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the respective parties at the following address (or at such other address for a party as shall be specified by like notice):

if to Exar, to:

Exar Corporation

48720 Kato Road

Fremont, CA 94538

Attention: Thomas Melendrez

Fax No.: (510) 668-7002

with copies to

O’Melveny & Myers LLP

2765 Sand Hill Road

Menlo Park, CA 94025

Attention: Warren Lazarow/Steve Sonne

Fax No.: (650) 473-2601

If to the Stockholder: To the address for notice set forth on the signature page hereof.

(j) Further Assurances. The Stockholder (in his or her capacity as such) shall execute and deliver any additional certificate, instruments and other documents, and take any additional actions, as Exar may deem necessary or desirable, in the reasonable opinion of Exar, to carry out and effectuate the purpose and intent of this Agreement.

(k) Headings. The section headings set forth in this Agreement are for convenience of reference only and shall not affect the construction or interpretation of this Agreement in any manner.

(l) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

(m) Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

(n) Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

(o) Stockholder Capacity. To the extent that the Stockholder is an officer or director of Sipex or any of its Subsidiaries, nothing in this Agreement shall be construed as preventing or otherwise affecting any actions taken by the Stockholder in his or her capacity as an officer or director of Sipex or any of its Subsidiaries or from fulfilling the obligations of such office (including the performance of obligations required by the fiduciary duties of the Stockholder acting solely in his or her capacity as an officer or director), including, without limitation, participating in any such capacity in any discussions or negotiations in accordance with Section 5.4 of the Merger Agreement.

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first written above.

EXAR CORPORATION

By:
Signature of Authorized Signatory

Name:

Title:

*****SIPEX VOTING AGREEMENT*****

STOCKHOLDER:

By:
Signature

Name:

Title:

Print Address

Telephone

Facsimile No.

Shares beneficially owned:

shares of Sipex capital stock

shares of Sipex capital stock issuable upon the exercise of outstanding options, warrants or other rights

*****SIPEX VOTING AGREEMENT*****

EXHIBIT A

IRREVOCABLE PROXY

The undersigned stockholder of Sipex Corporation, a Delaware corporation (“Sipex”), hereby irrevocably (to the fullest extent permitted by law) appoints Thomas R. Melendrez and Richard L. Leza, and each of them, as the sole and exclusive attorneys-in-fact and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of Sipex that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of Sipex issued or issuable in respect thereof on or after the date hereof (collectively, the “Shares”) in accordance with the terms of this irrevocable proxy (the “Proxy”). The Shares beneficially owned by the undersigned stockholder of Sipex as of the date of this Proxy are listed on the final page of this Proxy. Upon the execution of this Proxy by the undersigned, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned hereby agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date (as defined below).

This Proxy is irrevocable (to the fullest extent permitted by law), is coupled with an interest and is granted pursuant to that certain Voting Agreement of even date herewith by and between Exar Corporation, a Delaware corporation (“Exar” ), and the undersigned stockholder (the “Voting Agreement”), and is granted in consideration of Exar entering into that certain Agreement and Plan of Merger (the “Merger Agreement”), by and among Exar, Side Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Exar (“Merger Sub”), and Sipex, which provides for the merger of Merger Sub with and into Sipex in accordance with its terms (the “Merger”). As used herein, the term “Expiration Date” shall mean the earlier to occur of (i) such date and time as the Merger Agreement shall have been validly terminated pursuant to its terms, or (ii) such date and time as the Merger shall become effective in accordance with the terms and conditions set forth in the Merger Agreement.

The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned’s attorney and proxy to vote the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents) at every annual, special, adjourned or postponed meeting of stockholders of Sipex and in every written consent in lieu of such meeting:

(i) in favor of adoption of the Merger Agreement and any action required in furtherance thereof;

(ii) against approval of any proposal made in opposition to, or in competition with, consummation of the Merger and the transactions contemplated by the Merger Agreement; and

(iii) against any Sipex Acquisition Proposal.

The attorneys-in-fact and proxies named above may not exercise this Proxy on any other matter except as provided above.

Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

This Proxy is irrevocable (to the fullest extent permitted by law). This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.

Dated:                          , 2007

Signature of Stockholder:

Print Name of Stockholder:

Shares beneficially owned:

shares of Sipex capital stock

shares of Sipex capital stock issuable upon the exercise of outstanding options, warrants or other rights

*****IRREVOCABLE PROXY *****